UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 0-20310

Delaware	75-2379388
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1105 Peters Road
Harvey, Louisiana	70058
(Address of principal executive offices)	(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
During the first quarter of 2006, we modified the manner in which we report and evaluate segment information due to changes in our business. In February 2006, we sold our environmental subsidiary, which comprised a large part of the other oilfield services segment. The remaining businesses, which include platform and field management services, environmental cleaning services and the sale of drilling instrumentation equipment, are impacted by similar factors that affect the well intervention segment. Therefore, we have combined our other oilfield services segment into the well intervention segment because the combination of the well intervention and other oilfield services segments better reflects the way management evaluates our results. This Form 8-K is being filed for the purpose of amending and revising Items 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2005 to combine our other oilfield services segment into our well intervention segment (see Note 14 to the Consolidated Financial Statements). By amending our segment presentation contained in the Annual Report on Form 10-K for the year ended December 31, 2005, our historical financial statements will be presented on a basis consistent with our interim financial statements.
This Form 8-K amends only the items specified in the preceding paragraph. All other components of the original Annual Report on Form 10-K for the year ended December 31, 2005 remain unchanged, including consolidated net income, total assets, liabilities and stockholders’ equity. This amendment, including the financial statements and notes hereto, does not reflect events occurring after the date of the original filing of the Annual Report on Form 10-K for the year ended December 31, 2005.
The revised financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed hereto under Item 8.01 as Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, conformed to reflect segment reporting changes.

99.2	Audited consolidated financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005, conformed to reflect segment reporting changes.

SIGNATURE
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

Date: May 11, 2006	By:	/s/ Robert S. Taylor

Robert S. Taylor
Executive Vice President, Treasurer and
Chief Financial Officer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, conformed to reflect segment reporting changes.

99.2	Audited consolidated financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years ended December 31, 2005, conformed to reflect segment reporting changes.